Exhibit 10.30

Loan Agreement

Party A (Lender): Zhang Xuan

Identity card No.: ***

Address: ***

Tel.: ***

Party B (Borrower): Shenzhen Qianhai Minheng Commericial Factoring Co., Ltd.

Legal representative: Han Jiading

Address: Room 201, Building A, No. 1 Qianwan 1st Road, Qianhai SZ-HK Cooperation Zone, Shenzhen (registered as the address of Shenzhen Qianhai Business Secretary Co., Ltd.)

WHEREAS:

Party B intends to borrow from Party A to fund its capital, and Party A agrees to provide such fund to Party B in accordance with the following arrangement. NOW, THEREFORE, on the principles of mutual benefit, Party A and Party B hereby enter into the following loan agreement  (hereinafter referred to as “this Agreement”):

Article 1 Amount of loan

Both parties agree that the total amount of the loan under this Agreement is RMB 400,000,000.00 (RMB four hundred million Yuan only). Party A shall release the loan to Party B in installments, and the amount of each withdraw shall be subject to the amount stated in the corresponding receipt (a receipt template is given in Appendix I hereto). The first withdraw of the loan shall be released to Party B within 3 business days after the date of signing this Agreement.

Article 2 Purpose of the loan

Party B acknowledges that the amount of loan under this Agreement is used for  funding the cash flow.

Article 3 Loan interest

1. Loan interest rate: an annualized interest rate of 10.3% is applied, where monthly interest rate = annual interest rate / 12, and daily interest rate = annual interest rate/365.

2. If the borrowing period of the loan lasts for n natural months and m days, the loan interest = principal *(n*10. 3%/12+m*10. 3%/365).

3. The interest of each installment of loan is calculated separately, and shall accrue from the date of releasing this installment of loan to the account of Party B.

Article 4 Loan period

The period of each installment of loan will not exceed one year, and shall correspondingly commence from the date of releasing the amount of each installment by Party A to the bank account of Party B.

The bank account of Party B is:

Bank:***

Account No.:***

Account name: Shenzhen Qianhai Minheng Commercial Factoring Co., Ltd.

Article 5 Date and manner of repayment

1. Party B shall repay each installment of loan in accordance with the repayment manner and repayment period as stipulated in the repayment schedule stated in the Appendix hereto.

2. Both parties agree that Party B is entitled to repay the loan in advance. If Party B repays the loan in advance, the interest is calculated to the extent of the date of the repayment by Party B; and Party B shall not be obligated to pay any interest for the period from the date of the repayment to the agreed due date of the loan, and shall not be liable for any breach alleged thereby.

3. If Party A fails to determine a repayment date on the date of withdraw, Party A may agree with Party B on a repayment date in advance. After both parties confirm the repayment date, a principal to be repaid, and interest to be repaid, in writing or by email, Party B shall punctually repay the amount confirmed by both parties.

Email address of Party A:

Email address of Party B:

5. The account of Party A for receiving payments is:

Bank:***

Account No.: ***

Account name: ***

Article 6 Rights and obligations of both parties

1. Party A guarantees that the source of the fund available for lending is legitimate.

2. Party A shall release the agreed loan principal to Party B in time and in full amount in accordance with this Agreement.

3. Party A is entitled to supervise Party B in using the borrowing for the purpose specified in the Agreement.

4. Party B shall repay the interest and the principal in accordance with the time and manner specified in the Appendix hereto.

Article 7 Liabilities for default

1. In the event that Party A fails to release the loan to Party B punctually, this Agreement terminates automatically, for which Party B shall not be held liable for the breach of the Agreement.

2. In the event that the principal or interest payable by Party B falls overdue, the loan interest of Party B shall still accrue in the overdue period in accordance with Article 3 hereof.

Article 8 Dispute settlement

Should any dispute arise in performing this Agreement, the concerned parties shall settle the dispute through negotiation, and if the negotiation fails, shall file a lawsuit to a court in the jurisdiction where the Agreement is executed.

Article 9 Miscellaneous

1. This Agreement comes into effect as soon as it is signed or sealed by the Party A (individual) and the legal representative or a responsible person or an authorized representative of Party B, and accompanied by a corporate seal or an agreement-specific seal. If the signature or seal date of one party is different from that of the other party, the Agreement shall come into effect as soon as it is signed or sealed by the later signatory. This Agreement is made in two original copies, and Party A and Party B each holds one, having the same legal effect.

2. Written notices duly sent by either party in the process of performing this Agreement shall be served in the following manners: including but without being limited to  hard copy notice courier, email, and fax. A written notice sent by courier is deemed to have been successfully served on the third calendar day after it is mailed at the address first above written herein; and a written notice sent in such electronic manners as email and fax shall be deemed to have been successfully served upon successful sending of the notice.

(The following is intentionally left blank)

Appendix 1: Sample Receipt

Receipt

Shenzhen Qianhai Minheng Commercial Factoring Co., Ltd. (hereinafter referred to as the “Company”) hereby receives, from the lender Zhang Xuan, a loan of RMB (RMB                              Yuan only) released to the Company in accordance with the Loan Agreement executed between both parties. Interest of the loan shall accrue from (date) on a daily basis at an annual interest rate of 10. 3% specified in the Loan Agreement. The Company shall repay the interest and the principal punctually in accordance with the Repayment Plan.

Borrower: Shenzhen Qianhai Minheng Commercial Factoring Co., Ltd.

Date:

Appendix 2: Repayment Plan

S.N.	Loan principal ( 10 thousand yuan)	Annualized interest rate	Value date:	Expected repayment date	Principal payable (10 thousand yuan)	Expected Interest payable (10 thousand yuan)	Total expected amount payable (10 thousand yuan)
1
2
3

Note: The borrower is entitled to repay in advance, and in such case, interest shall accrue to the extent of the date of paying back in advance on a daily basis.

Party A (signature and fingerprint):ZHANG Xuan
/s/ZHANG Xuan
Identity card No.:***
Date:

Party B: Shenzhen Qianhai Minheng Commercial Factoring Co., Ltd. (seal)

/s/ Shenzhen Qianhai Minheng Commercial Factoring Co., Ltd.

Authorized representative (signature):

Date:

Place of execution: Chaoyang District, Beijing

Supplementary Agreement (I) to Loan Agreement

Party A (Lender): Zhang Xuan

ID card No.:***

Address: ***

Tel.: ***

Party B (Borrower): Shenzhen Qianhai Minheng Commercial  Factoring Co., Ltd.

Legal representative: Han Jiading

Address: Room 201, Building A, No. 1 Qianwan 1st Road, Qianhai SZ-HK Cooperation Zone, Shenzhen (registered as the address of Shenzhen Qianhai Business Secretary Co., Ltd.)

WHEREAS:

Both parties signed the Loan Agreement (hereinafter referred to as the “Master Agreement”) on January 22, 2018, whereby Party A shall provide Party B a credit and Party B shall repay the principal and interest to Party A in accordance with the agreed time limit and interest. NOW, THEREFORE, on the principles of mutual benefit, Party A and Party B hereby enter into the following supplementary agreement:

1. Party A agrees to increase the amount of loan to Party B. The total amount of loan increases to RMB 1,000,000,000.00 (RMB one billion Yuan only). Party A shall release the loan to Party B in installments, and the amount of each installment shall be subject to the amount stated in the corresponding receipt (the template of the receipt is the same as that specified in the Master Agreement).

2. The loan period and the loan interest rate shall be the same as those specified in the Master Agreement.

3. Within the period of this Agreement, both parties may amend or dissolve this Agreement in writing through amicable negotiation. Either party, if intending to amend or dissolve this Agreement, shall deliver a written explanation to the other party, prior to the scheduled amending/dissolving date, to seek a consensus of both parties, except the circumstances in which the Agreement can be amendedor dissolved unilaterally in accordance with the laws and regulations or the Master Agreement.

4. Matters not covered herein are subject to the Master Agreement. In the case of any conflict between this Agreement and the Master Agreement, this Agreement shall prevail.

5. This Agreement is deemed as a part of the Master Agreement, and has the same legal effect as the Master Agreement. This Agreement is made in two original copies, and Party A and Party B each holdsone, both having the same legal effect.

6. This Agreement is established by signature of Party A and affixing of a corporate seal of Party B, and comes into effect as of the date of signing the Agreement.

(The following is intentionally left blank)

Party A (signature and fingerprint press): ZHANG Xuan
/s/ZHANG Xuan
Identity card No.:***
Date: March 9, 2018

Party B: Shenzhen Qianhai Minheng Commercial Factoring Co., Ltd. (seal)

/s/ Shenzhen Qianhai Minheng Commercial Factoring Co., Ltd.

Authorized representative (signature):

Date:

Place of signature: Chaoyang District, Beijing